UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 27, 2022
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AmerisourceBergen Corporation
(Exact name of registrant as specified in its charter)
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Commission File Number: 1-6671

Delaware			23-3079390
(State or other jurisdiction of			(I.R.S. Employer
incorporation or organization)			Identification No.)

1 West First Avenue	Conshohocken	PA	19428-1800
(Address of principal executive offices)			(Zip Code)
(610) 727-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock	ABC	New York Stock Exchange	(NYSE)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On June 27, 2022, AmerisourceBergen Corporation (the “Company”) and two other national pharmaceutical distributors entered into an agreement with the State of Oklahoma to resolve opioid-related claims. Pursuant to the agreement, the three distributors will pay up to approximately $308 million, including attorneys’ fees and costs, to the State of Oklahoma and its participating subdivisions. This amount is consistent with Oklahoma’s allocation under the previously announced comprehensive agreement to settle the vast majority of the opioid lawsuits filed by state and local governmental entities. Upon effectiveness of the Oklahoma settlement, the State of Oklahoma will dismiss its lawsuit against the distributors with prejudice. The agreement is subject to certain contingencies, including attaining the required rate of subdivision participation by September 23, 2022.

While the Company strongly disputes the allegations made in the complaints filed by the State of Oklahoma and its political subdivisions, it believes that resolving all of such litigation will further its goal of achieving broad resolution of governmental opioid claims while delivering meaningful relief to communities across the United States that have been impacted by the opioid epidemic.

Cautionary Statements Regarding Forward Looking Statements

The preceding descriptions of the resolution of certain opioids-related claims against the Company constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, that involve risks and uncertainties that could cause actual results to differ materially from those in those statements. It is not possible to identify all such risks and uncertainties. The reader should not place undue reliance on forward-looking statements, which speak only as of the date they are first made. Except to the extent required by law, the Company undertakes no obligation to publicly update forward-looking statements. Investors should read the important risk factors described in the Company’s Form 10-K, Form 10-Q and Form 8-K reports filed with the Securities and Exchange Commission.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERISOURCEBERGEN CORPORATION

Date:	July 1, 2022	By:	/s/ Elizabeth S. Campbell
		Name:	Elizabeth S. Campbell
		Title:	Executive Vice President & Chief Legal Officer